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                                                                   EXHIBIT 10.17

                                 FIRST AMENDMENT



     This First Amendment to the Employment Agreement of Terry L. Persinger ("Amendment") is entered into by and between Terry L. Persinger ("Employee") and Mannatech, Incorporated ("Employer"), as of this the 1st day of January, 2002, and amends that certain Employment Agreement entered into by and between the Employee and the Employer, effective November 1, 1999.

ARTICLE I.

     Paragraph 1, "Term" of the Agreement is hereby renewed until December 31, 2004.

     Paragraph 2, "Compensation" is amended to reflect an increase in salary of $40,000 to $340,000 per annum commencing January 1, 2002.

ARTICLE V.

     Paragraph 13, "Notice" is changed to:

                  Terry L. Persinger
                  1600 Promontory Road
                  Cedar Hill, Texas  75104-1529

     In all other things except the foregoing Amendment, the Agreement shall remain in full force and effect.

     Effective this 1st day of January, 2002.


                                                     MANNATECH, INCORPORATED



                                               By:
----------------------------                      ------------------------------
Terry L. Persinger                                  Jules Zimmerman
                                               Its: Co-Chairman

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